SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 24, 2008

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1550 Liberty Ridge Drive, Suite 100, Wayne, Pennsylvania		19087
(Address of principal executive offices)		(Zip Code)

(610) 251-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                Results of Operations and Financial Condition.

On July 24, 2008, Triumph Group, Inc. issued a press release announcing its financial results for the fiscal quarter ended June 30, 2008 and conducted a conference call to further discuss the financial results.  The full text of the press release is furnished as Exhibit 99.1 to this Current Report.

On the conference call, in addition to reviewing the information contained in the press release, the executive officers also discussed the following financial information:

•                                For the year to date as of June 30, 2008, sales mix was as follows:  commercial was 43% (compared to 44% in the prior full fiscal year), military was 33% (the same as in the prior full fiscal year), regional jets were 6% (compared to 5% in the prior full fiscal year), business jets were 9% (the same as in the prior full fiscal year) and non-aviation was 9% (the same as in the prior full fiscal year).

•                                The top ten programs represented in the backlog were the 777, 737 NG, CH-47, V-22, UH60, 787, A320/321, C-17, 747 and A-380 programs, respectively.

•                                For the fiscal quarter ended June 30, 2008, Boeing commercial, military and space accounted for 24.1% of net sales.

•                                For the fiscal quarter ended June 30, 2008, OEM sales represented 67% (compared to 64% in the prior full fiscal year), Aftermarket sales represented 24% (compared to 27% in the prior full fiscal year), and Other was 9% (the same as in the prior full fiscal year).

•                                Same store sales for the fiscal quarter ended June 30, 2008 increased 12% over the comparable quarter in the prior fiscal year.  Aerospace Systems same store sales for the fiscal quarter ended June 30, 2008 was $246.5 million, an increase of 13% over the comparable quarter in the prior fiscal year.  All of the Aftermarket Services sales for the fiscal quarter ended June 30, 2008 were organic.

•                                Export sales for the fiscal quarter ended June 30, 2008 were $71.1 million, an increase of 27% over the comparable quarter in the prior fiscal year.

•                                For the fiscal year ending March 31, 2009, the company expects its effective tax rate to be approximately 35%.

The information in this Item 2.02 of this Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 24, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2008		TRIUMPH GROUP, INC.

	By:	/s/ John B. Wright, II
John B. Wright, II
Vice President, General Counsel
and Secretary

TRIUMPH GROUP, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 24, 2008